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                                                                   Exhibit 10.37

                                   AMENDMENT
                                      TO
                     CHANGE OF CONTROL SEVERANCE AGREEMENT
                     -------------------------------------


     This Amendment (the "Amendment"), dated as of April 3, 2001, to that certain Change of Control Severance Agreement, dated as of April 8, 1999 (the "Agreement"), is by and between Maxwell Shoe Company Inc., a Delaware corporation (the "Company"), and Richard J. Bakos (the "Employee"). Initially capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                R E C I T A L S
                                - - - - - - - -

     The Company and the Employee wish to amend the Agreement to extend the term during which Employee may be entitled to Severance Benefits upon a Change of Control.

                               A G R E E M E N T
                               - - - - - - - - -

     1.   Amendment.  The first sentence of Section 1 of the Agreement is hereby
          ---------
amended to read in its entirety as follows:

               "In the event of a Change of Control of the Company during the four-year period from the date of this Agreement, the Employee shall be entitled to the benefits set forth in Section 2 (the "Severance Benefits"), but only if:

                    (a) Employee's employment by the Company or the successor owner of its business is terminated by the Company or such successor without Cause (as defined in Section 4) during the two years after the occurrence of the Change of Control; or

                    (b) the Employee terminates his employment with the Company or its successor for Good Reason (as defined in Section 5) during the two years after the occurrence of the Change of Control."

     2.   General.
          -------

          (a) This Amendment may be executed in two counterparts each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

          (b) This Amendment shall be construed in accordance with and governed for all purposes by the laws of The Commonwealth of Massachusetts.

          (c) Except as set forth herein, the Agreement shall remain in full force and effect.
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     Upon execution below by both parties, this Amendment will enter into full force and effect as of April ___, 2001.


MAXWELL SHOE COMPANY INC.


By:      /s/ Mark J. Cocozza                        /s/ Richard J. Bakos
    ------------------------------            --------------------------------
           Mark J. Cocozza                            Richard J. Bakos
              President

                                                      1059 Grove Street
                                              --------------------------------
                                                     Framingham, MA 01710
                                              --------------------------------
                                                           (Address)